UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 30, 2005

PLC Systems Inc.

(Exact Name of Registrant as Specified in Charter)

Yukon Territory, Canada	1-11388	04-3153858
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Forge Park, Franklin, Massachusetts		02038
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (508) 541-8800

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On November 30, 2005, the Board of Directors of PLC Systems Inc. (the “Registrant”), upon the recommendation of the Compensation Committee of the Board of Directors, adopted an amendment (the “Amendment”) to the Registrant’s 2000 Employee Stock Purchase Plan (the “Plan”).  The Amendment provides that the purchase price for each share of the Registrant’s common stock purchased under the Plan will be 95% of the closing price of the Registrant’s common stock on the last business day of the relevant plan period.  The change in the purchase price is effective beginning with the plan period commencing on December 1, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLC SYSTEMS INC.

Date: December 2, 2005	By:	/s/ James G. Thomasch
James G. Thomasch, Senior Vice President,
Finance and Administration and Chief
Financial Officer